SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                               BALTEK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                               BALTEK CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 24, 2001


To The Shareholders:

     Notice is hereby given that an annual meeting of Shareholders of Baltek Corporation will be held at the offices of Baltek Corporation, 10 Fairway Court, Northvale, New Jersey, on May 24, 2001, at 10:00 A.M. (Eastern Daylight Time):

     1. To elect seven (7) directors of the Company to hold office for the ensuing year;

     2. To approve the appointment of Deloitte & Touche LLP, Certified Public Accountants, as the independent auditors of the Company for 2001; and

     3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     A Proxy Statement relating to such meeting is enclosed herewith. The Annual Report of the Company for the fiscal year ended December 31, 2000 is also enclosed. Shareholders of record at the close of business on April 13, 2001 will be entitled to notice of and to vote at said meeting or any adjournments thereof.

     It is important that your shares be represented and voted at the Annual Meeting, regardless of whether or not you plan to attend in person. You are therefore urged to sign, date and return the enclosed proxy card in the envelope provided.




                                   By Order of the Board of Directors

                                   /s/ Margot W. Kohn

                                   MARGOT W. KOHN
                                   Secretary

Northvale, New Jersey
May 1, 2001


--------------------------------------------------------------------------------
       Please fill in, date, sign and mail promptly the accompanying proxy in the return envelope furnished for that purpose, whether or not you plan to attend the meeting.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                               BALTEK CORPORATION
                                  P.O. Box 195
                                10 Fairway Court
                           Northvale, New Jersey 07647

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 24, 2001

To the Shareholders of Baltek Corporation:

     This statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders of Baltek Corporation (the "Company") to be held at 10:00 A.M. Eastern Daylight Time on May 24, 2001 at the offices of Baltek Corporation, 10 Fairway Court, Northvale, New Jersey and at any adjournments thereof. All shareholders of record at the close of business on April 13, 2001 are entitled to notice of and to vote at such meeting. Proxy Cards and Proxy Statements are expected to be mailed to shareholders on or about May 3, 2001. The stock transfer books will not be closed. The holders of a majority of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting.

     Any proxy, if received in time for voting and not revoked, will be voted at the meeting in accordance with the directions of the shareholder. Any shareholder giving a proxy has the power to revoke it in person or by a writing delivered to the Secretary of the Company at any time before it is exercised. All expenses incurred in connection with this solicitation will be borne by the Company.

     The Board of Directors does not know of any matters which will be brought before the meeting other than those specifically set forth in the notice thereof. However, if any other matter properly comes before the meeting, it is intended that the persons named in and acting under the enclosed form of proxy, or their substitutes, will vote on such matters in accordance with their best judgment.

     At the close of business on April 13, 2001, the Company had outstanding 2,456,822 shares of Common Stock. Each share has one vote. Unless the context otherwise indicates, the term "Company" refers to Baltek Corporation.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's common stock at April 13, 2001 by each person known to the Company to be the beneficial owner at that date of more than 5 percent of the outstanding common stock of the Company, by each director, and by all directors and officers of the Company as a group (1):

Name and Address                                   Number              Percent
of Beneficial Owner                               of Shares            of Class
-------------------                               ---------            --------
Jacques Kohn (a)                                  1,204,885              49.0
10 Fairway Court
Northvale, N.J. 07647

Jean Kohn (a)                                     1,204,885              49.0
10 Fairway Court
Northvale, N.J. 07647

Bernard Kohn (a)                                  1,204,885              49.0
10 Fairway Court
Northvale, N.J. 07647

Henri-Armand Kohn                                    11,963                *

Reich & Tang Asset Management L.P. (b)              305,500              12.4

Benson J. Zeikowitz                                     200                *

Bernard J. Wald                                         -0-                *

William F. Nicklin                                   37,000               1.5

Margot W. Kohn (c)                                      -0-                *

All directors and officers as a group (10         1,254,048              51.0
persons including those named above)

------------
* Less than 1%

(a) The shares owned by Jacques, Jean and Bernard Kohn are subject to a voting agreement, dated March 5, 2001, pursuant to which such persons have agreed to vote their shares on all matters in accordance with a majority vote of the three individuals. In addition, Jacques and Jean Kohn have agreed that if they propose to sell any of their shares to a third party, Bernard Kohn may elect to participate in such sale on a pro rata basis. Further, Bernard Kohn has agreed to sell the 265,755 shares owned of record by him to the Company at the market price in four equal annual installments on January 1, 2002 and the first three anniversaries thereof.
(b) Successor to New England Investment Companies L.P. as the owner of the shares listed.
(c) Margot W. Kohn disclaims any beneficial interest in shares owned by her husband, Jacques Kohn.
(1) For purpose of the above table, beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Other than with respect to officers and directors of the Company, the information in this table is based solely upon the information contained in the Form 13G filed by the named entity with the Securities and Exchange Commission.

                              ELECTION OF DIRECTORS

     Seven (7) Directors are to be elected to hold office until the next annual meeting of shareholders and until their successors have been elected and shall have qualified.

     The members of the Board of Directors are elected by a plurality of the shares present or represented at this meeting and voting on the election of directors.

     Unless otherwise instructed, shares represented by the proxies will be voted for the election of the nominees listed below, all of whom are members of the present Board of Directors. All of the members of the Board of Directors were elected to their present term of office by the vote of the Shareholders at the annual meeting of the Company on May 25, 2000.

     The table below sets forth each nominee for election as a Director (based on information supplied by them), their name, their age and their principal occupation or employment during the past five years.

                         INFORMATION CONCERNING NOMINEES

                                    Principal Occupation
                                    or Employment by the               Has Served
                                       Company unless                 as Director
Name                                 otherwise indicated                 Since              Age
----                               -----------------------            ------------          ---
Jacques Kohn (b)              President                                1969 (a)             79

Jean Kohn (b)                 Executive Vice President                 1969 (a)             76

Henri-Armand Kohn (b)         Executive Vice President                 1997                 52

Benson J. Zeikowitz (c)       Management Consultant                    1969 (a)             74

Bernard J. Wald (d)           Member of Law Firm of Herzfeld           1998                 68
                              & Rubin, P.C.
Margot W. Kohn (b)            Secretary                                1975 (a)             75

William F. Nicklin (e)        Senior Vice President -                  1981                 57
                              Investments, Paine Webber
                              Incorporated (a securities
                              broker dealer)

------------
(a)  Has been a Director of the Company and its predecessors for over 20 years.
(b) Jacques Kohn and Jean Kohn are brothers. Henri-Armand Kohn is the son of Jean Kohn. Margot W. Kohn is the wife of Jacques Kohn.

(c) For over 20 years, up until January 1, 1998, Benson Zeikowitz served as Treasurer of the Company.
(d) Legal services are provided to the Company by the law firm of Herzfeld & Rubin, P.C.
(e) Mr. Nicklin is a member of the Board of Directors of Carco Electronics, a corporation registered under Section 12 of the Exchange Act. None of the other nominees are members of the Board of Directors of any corporations registered under Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act.

     The Board of Directors has an Audit Committee, the current members of which are William F. Nicklin and Bernard J. Wald. The functions of the Audit Committee comprise generally the following: recommend to the Board of Directors the firm of independent accountants to serve the Company each fiscal year; review the scope, fees and results of the audit by the independent accountants; and review the internal accounting control procedures of the Company and compliance with those procedures and policies. A copy of the Audit Committee charter is annexed hereto as Appendix A. The Audit Committee had four meetings in 2000.

     The Board of Directors also has a Compensation Committee, the current members of which are William F. Nicklin and Bernard J. Wald. The Compensation Committee is to review periodically, and at least annually, the current compensation of the officers of the Company and to determine whether an adjustment is to be made in the amount and kinds of compensation to be paid to each of the officers. In 2000, increases were made in the base compensation of the officers. The Compensation Committee had two meetings in 2000.

     The Board of Directors held two meetings in 2000. Jean Kohn and Henri-Armand Kohn did not attend either of those meetings and Benson J. Zeikowitz did not attend one of those meetings. The Company has no Nominating Committee.

                             Audit Committee Report

     The Company's Audit Committee consists entirely of directors who meet the independence and financial experience requirements of NASDAQ.

     In fulfilling its responsibilities under its charter during 2000, the Committee reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements, and the Company's independent auditors, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"), who are responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America.

     The Committee reviewed with the Company's independent auditors the overall scope and plans for their audit for 2000. The Committee also reviewed all fees paid to the independent auditors; these fees are described at the end of this report.

     The Committee also discussed with the independent auditors other matters required to be discussed with the Committee under auditing standards generally accepted in the United States of America.

     The Committee reviewed Deloitte's independence and, as part of that review, received the written disclosures and letter required by the Independence
Standards Board, and considered whether Deloitte's provision of non-audit services to the Company was compatible with the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission. The Committee and the Board have also recommended to shareholders the election of Deloitte as the Company's independent auditors for 2001.

Principal Accounting Firm Fees

     Aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by Deloitte:

Audit Fees                                            $ 186,000

Financial Information Systems                              None
  Design and Implementation Fees

All Other Fees                                        $ 189,000 (a)(b)


(a)  Includes fees for tax consulting and other non-audit services.

(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                             Executive Compensation

     The following information is furnished with respect to the President of the Company, as the Chief Executive Officer (CEO), and the Company's four most highly compensated officers, other than the CEO (all five are referred to collectively as the "named executive officers").

                           SUMMARY COMPENSATION TABLE


                                        Annual Compensation                  Long Term Compensation
                                  ---------------------------------   ----------------------------------
                                                                              Awards             Payouts
                                                                      -----------------------    -------
         (a)             (b)        (c)          (d)         (e)         (f)          (g)          (h)          (i)

                                                            Other                  Securities
                                                           Annual     Restricted   Underlying                All Other
Name and Principal                                         Compen-      Stock       Options/       LTIP       Compen-
Position                Year     Salary(1)      Bonus(2)  sation(3)    Award(s)     SARS(#)       Payout     sation(4)
------------------      ----     ---------      -----     ---------    --------     -------       ------     ---------
Jacques Kohn            2000     $236,763       $31,875     $14,502      $0            0           $0         $14,028
President & CEO         1999     $223,652       $33,548     $14,502      $0            0           $0         $12,753
                        1998     $192,107       $57,632     $14,502      $0            0           $0         $14,166

Jean Kohn               2000     $236,763       $31,875     $10,551      $0            0           $0         $14,028
Executive Vice          1999     $223,652       $33,548     $10,551      $0            0           $0         $12,753
  President             1998     $192,107       $57,632     $10,551      $0            0           $0         $14,166

Antonio R. Diaz         2000     $212,917       $29,200      $5,328      $0            0           $0         $14,028
Vice President-Latin    1999     $204,965       $30,745      $5,328      $0            0           $0         $12,753
  American Operations   1998     $195,054       $58,616      $5,328      $0            0           $0         $14,166

Thomas Preisel          2000     $213,750       $29,950      $2,099      $0            0           $0         $14,028
Senior Vice President   1999     $210,082       $31,512      $2,099      $0            0           $0         $12,753
  and Chief Operating   1998     $208,280       $62,484      $2,099      $0            0           $0         $14,166
  Officer

Henri-Armand Kohn       2000     $287,575       $36,800      $6,123      $0            0           $0         $14,028
Executive Vice          1999     $258,295       $38,744      $6,123      $0            0           $0         $12,753
  President             1998     $218,400       $65,520      $4,495      $0            0           $0         $14,166

(1) The Company has adopted a non-qualified deferred compensation plan providing an election to all the participants to defer between 1 percent and 100 percent of salary. This plan is in addition to the deferred compensation plan the Company previously adopted under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"), pursuant to which participants may elect to defer between 1 and 15 percent of salary. Amounts deferred under the 401(k) Plan are paid over to the Plan Trustee. These plans do not provide for matching Company contributions. The amounts of salary listed in column (c) are the salaries of the named executive officers before any elective deferral under these plans.

(2) The 2000 bonus was based on the Annual Incentive Plan adopted on January 1, 1999. The plan provides for an annual incentive payment (bonus) based on the Company's actual performance against two targets: IBT (income before tax) and revenues. The annual targets are set and approved by the Board. A threshold level of performance is set. For the plan to fund, actual IBT must be at least 90 % of target. If the threshold is met, the payout is 50% of the target incentive; if the target is achieved the payout is 100%; and if performance is exceptional, meaning actual performance is 130% of the target or higher, the payout can be 200 % of the target incentive. Performance between these points will result in incentive payments calculated on a pro rata basis. The individual target incentives are set as a percentage of each person's salary, but can also be modified based upon individual performance goals set by the Board. The Board determines eligibility for the plan.

(3) The amounts are premiums paid by the Company on individual life insurance policies on the lives of seven officers, including the named executive officers. Each individual executive owns the policy on his life. This insurance is in addition to a group-term life insurance policy providing term insurance on all the salaried employees, with a maximum coverage per employee of $50,000.

(4) The amounts represent contributions by the Company under the Baltek Corporation Profit Sharing Plan, a qualified contribution plan covering all salaried employees, to which the Company makes annual contributions out of its profits. Each contribution is allocated to participants on the basis of their respective rates of compensation, but with lesser amounts allocated to compensation that constitutes "wages" for Social Security purposes, in accordance with the rules of the Internal Revenue Code. The Plan provides for vesting of amounts contributed by the Company over a period of years.


                              Employment Agreements

     The Company has entered into an employment agreement with Thomas Preisel dated as of June 1, 2000 pursuant to which Mr. Preisel is serving as the Company's Senior Vice-President and Chief Operating Officer. The agreement provides that it shall continue until terminated by either party upon not less than twenty-four months written notice to the other party. Under the agreement, Mr. Preisel's base salary is $215,000, subject to increase by the Board of Directors in its sole discretion. The agreement provides that Mr. Preisel shall participate in any pension, profit-sharing, stock option or similar plan of the Company, as well as all Company benefit plans, in each case if available to employees or executives of the Company generally. Pursuant to the agreement, the Company also provides Mr. Preisel with a suitable automobile and related insurance. Mr. Preisel has agreed to maintain the confidentiality of information concerning the Company and has agreed not to solicit customers or otherwise disrupt the business of the Company for a two-year period following termination of the agreement.

     The Company also entered into an employment and consultation agreement with Antonio Diaz dated as of June 1, 2000. The Agreement provides that Mr. Diaz shall serve as the Company's Vice President - Latin American Operations through December 31, 2001 and as a consultant to the Company for two years thereafter. Mr. Diaz's salary is set at $215,000 per year through December 31, 2001 and $9,500 per month during the subsequent consultation period. The Company has also agreed to forgive, at December 31, 2001, $25,000 of indebtness owed to the Company by Mr. Diaz. The agreement provides for Mr. Diaz's participation through December 31, 2001 in pension, profit-sharing, stock option and similar plans and in benefit plans of the Company available to employees or executives generally. While he is a consultant to the Company, he will be eligible to participate in the Company's health benefit plan. During both the employment and consultation periods, Mr. Diaz will get the use of a suitable automobile, along with related insurance. Mr. Diaz has agreed to maintain the confidentiality of Company information and has agreed not to solicit customers or otherwise disrupt the business of the Company for a two-year period following termination of the agreement.

                           Compensation of Directors

     Members of the Board of Directors are not compensated for services on the Board of Directors, except for William F. Nicklin and Benson J. Zeikowitz, who are compensated $3,000 per annum plus a fee of $350 for each meeting of the Board of Directors.

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The Committee's compensation policy is subjective and not subject to specific criteria. The salaries of executive officers were increased in 2000.

     The policy of the Compensation Committee as to compensation payable to executive officers is that the executive officers function as an integrated team, headed by the CEO. They earn bonuses under the Annual Incentive Plan, depending primarily upon the profitability of the Company's operations. Increases in the salaries of officers are not based on the profit performance of the Company, but rather on exceptionally valuable services of particular officers and also on years of service.

     The base compensation of the CEO was increased by approximately 6% for the year 2000. The compensation received by him for that year is based on services over a period of more than 50 years for the Company and its predecessors. His work requires involvement and decision-making in all areas of the Company's core material and seafood businesses in the United States, Europe, Ecuador and in all other markets where the Company's products are sold. His compensation for 2000 was well-earned.

                                                COMPENSATION COMMITTEE
                                                Bernard J. Wald
                                                William F. Nicklin

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total return on a hypothetical $1.00 investment made at the close business at the end of the years 1995 through 2000 in: (a) the Company's common stock; (b) the NASDAQ Value Index; and (c) the SIC Based Peer Group #2430 Millwork, Veneer, Plywood. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock and each of the indices.

                             INDEX OF TOTAL RETURNS:

                 Baltek Corporation; NASDAQ Market Value Index;
                   Peer Group #2430 Millwork, Veneer, Plywood
                       January 1, 1996 - December 31, 2000

                         COMPARE CUMULATIVE TOTAL RETURN
                            AMONG BALTEK CORPORATION,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                        [Performance Graph Appears Here]


COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                -----------------------------------FISCAL YEAR ENDING-------------------------------------
COMPANY/INDEX/MARKET            12/29/1995      12/31/1996      12/31/1997      12/31/1998      12/31/1999      12/31/2000
Baltek Corp.                      100.00           85.29          108.82          116.18           88.24            79.60

Millwork & Structural Members     100.00          120.08          147.53          136.83          185.38           136.23

NASDAQ Market Index               100.00          124.27          152.00          214.39          378.12           237.66

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     On recommendation of the Audit Committee, the Board of Directors recommends the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2001.

     A representative of Deloitte & Touche LLP will be present at this Annual Meeting with the opportunity to make a statement and to respond to shareholder questions.

     The Board of Directors considers Deloitte & Touche LLP to be well qualified to serve as auditors. The Board of Directors recommends a vote "For" the proposal to ratify the selection of Deloitte & Touche LLP as independent accountants for the year 2001.

     Ratification of the selection of Deloitte & Touche LLP as independent accountants requires the affirmative vote of a majority of shareholders present in person or by proxy at this meeting and voting on this proposal.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the best of the Company's knowledge, all forms that were required to be filed with the Securities and Exchange Commission during 2000 under Section 16
(a) of the Securities and Exchange Act of 1934 by any of the Company's directors or officers were filed in a timely fashion.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Company for inclusion in the 2002 Annual Meeting of Shareholders proxy materials must be received by the Company not later than December 23, 2001.

                                  OTHER MATTERS

     While the Board of Directors does not know of any matters which may be brought before the meeting, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that shares represented by proxies will be voted in support of the Board of Directors on any question which may properly be submitted at the meeting.


                                       By Order of the Board of Directors

                                       /s/ Margot W. Kohn

                                       MARGOT W. KOHN
                                       Secretary


Northvale, New Jersey
May 1, 2001

                                                                    APPENDIX A
                                                                    ----------


                             AUDIT COMMITTEE CHARTER


Organization

There shall be a committee of the board of directors of Baltek Corporation (the "Company") to be known as the audit committee. The audit committee shall be composed of at least three directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication among the directors, the independent auditors and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to react best to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

1. Provide an open avenue of communication between the independent auditors and the board of directors.

2.   Review and update the committee's charter annually.

3. Recommend to the board of directors the independent auditors to be nominated, approve the fees of the independent auditors and review and approve the discharge of the independent auditors.

4. Confirm and assure the independence of the independent auditors, including a review of management consulting services and related fees provided by the independent auditors.

5. Consider with management and the independent auditors the rationale for employing audit firms other than the principal independent auditors.

6. Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

7. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

8. Review with the Chief Financial Officer and the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

9. Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for improvements of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

10. Review with management and the independent auditors at the completion of the annual examination:

     (a) Significant findings during the year, including the status of previous audit recommendations.

     (b) The independent auditors' audit of the financial statements and their report thereon.

     (c) Any significant changes required in the independent auditors' audit plan.

     (d) Any serious difficulties or disputes with management encountered during the course of the audit, including any restrictions on the scope of their work or access to required information.

     (e)  Any comments or recommendations of the auditors.

     (f) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

     (g) Review the Company's annual financial statements and related footnotes and determine that the independent auditors are satisfied with the disclosure and content of the financial statements.

11. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review with management and the independent auditors the interim financial report before it is filed with the SEC.

13. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies and programs and reports received from regulators.

14. Meet with the independent auditor and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel and the cooperation that the auditors received during the course of the audit.

15.  Report   committee   actions   to  the   board  of   directors   with  such
     recommendations as the committee may deem appropriate.

16. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

17.  The  committee  shall  meet  two  times  per  year or  more  frequently  as circumstances  require.  The  committee  may ask members of  management  or
     others  to  attend  the  meeting  and  provide  pertinent   information  as
     necessary.

18. The committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors.

                             BALTEK CORPORATION

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE

                      SOLICITED BY THE BOARD OF DIRECTORS

     PROXY for Annual Meeting of Shareholders to be held on May 24, 2001 at 10:00 A.M. Eastern Daylight Time at the offices of Baltek Corporation, 10 Fairway Court, Northvale, New Jersey.

     The undersigned hereby appoints Jacques Kohn, Benson J. Zeikowitz and Bernard J. Wald, or any one of them, with full power of substitution, as proxies to vote at the Annual Meeting of Shareholders (including adjournments) of Baltek Corporation to be convened May 24, 2001.

1. For all directors/nominees listed (except any nominee whose name is written in by shareholder)

Nominees:       Jacques Kohn, Jean Kohn, Henri-Armand Kohn, Benson J. Zeikowitz,
                Bernard J. Wald, Margot W. Kohn, William F. Nicklin

                                With-     For All
                     For        hold      Except
                     [ ]        [  ]       [  ]


INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. Proposal to approve the selection of Deloitte & Touche LLP as auditors of the Company.

                     For       Against     Abstain
                     [ ]        [  ]        [  ]

3. In their discretion, upon such matters as may properly come before the meeting.

     The Board of Directors recommends a vote for Proposals 1 and 2.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED UPON THE RESOLUTIONS LISTED ABOVE IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE STOCKHOLDER, BUT IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS, AND OTHERWISE ACCORDING TO MANAGEMENT RECOMMENDATIONS.

     This proxy is to be voted for each proposition unless a contrary vote is specified. It may be revoked at any time prior to its exercise in person or by a writing delivered to the Secretary of the Company.

     When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.





                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


=> Detach above card, sign, date and mail in postage paid envelope provided. =>

                               BALTEK CORPORATION
                              Northvale, NJ 07647

--------------------------------------------------------------------------------
  PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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